SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 19, 1996

                      Century Properties Fund XVII
____________________________________________________________________
         (Exact Name of Registrant as Specified in Its Charter)

                               California
_____________________________________________________________________
             (State or Other Jurisdiction of Incorporation)

        0-11137                               94-2782037
___________________________      ____________________________________
(Commission File Number)        (I.R.S. Employer Identification No.

c/o Insignia Financial Group, Inc.,
One Insignia Financial Plaza, P.O. Box 1089
Greenville, South Carolina                            29602
_____________________________________________________________________
   (Address of Principal Executive Offices)         (Zip Code)

                            (803)   239-1000
_____________________________________________________________________
          (Registrant's Telephone Number, Including Area Code)

 c/o National Property Investors, Inc., 5665 Northside Drive, Suite 370
                         Atlanta, Georgia 30328
_____________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Change in Control of Registrant

          On August 17, 1995, Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), IFGP Corporation, a Delaware corporation ("IFGP"), Insignia NPI L.L.C., a Delaware limited liability company ("Insignia LLC"), Riverside Drive L.L.C., a Delaware limited liability company ("Riverside") and certain other affiliates (collectively, the "Buyer") entered into a certain Partnership Units Purchase Agreement, the NPI Inc. Stock Purchase Agreement and certain related agreements (the "Purchase Agreements") with National Property Investors, Inc., a Delaware corporation ("NPI Inc."), DeForest Ventures I L.P., a Delaware limited partnership ("Ventures I"), DeForest Ventures II L.P., a Delaware limited partnership ("Ventures II"), QAL Associates, a Georgia general partnership ("QAL"), QALA II Associates, a Georgia general partnership ("QALA II"), and certain of their respective affiliates (collectively, "NPI"). The closing of the transactions contemplated by the Purchase Agreements occurred on January 19 and 22, 1996 (the "Closing"). At the Closing, pursuant to the terms and conditions of the Purchase Agreements, the Buyer acquired (a) all of the units of limited partnership interest in 14 public real estate limited partnerships held by NPI (the "public partnerships"), including the Registrant, (b) all of the issued and outstanding common stock of NPI Inc., which in turn controls, directly or indirectly, the general partner of the public partnerships, including the Registrant, and (c) all of the common stock and the general and limited partnership interests of two affiliates of NPI which provide real estate management services. The aggregate purchase price payable at the Closing was approximately $116,000,000, subject to certain purchase price adjustments as provided for in the Purchase Agreements, including a reduction for payments by Buyer of any amounts borrowed by Ventures I and Ventures II from PaineWebber Real Estate Securities, Inc. ("PaineWebber"), which remained unpaid on the date of the Closing. In connection with the execution of the Purchase Agreements, an affiliate of Insignia entered into a participation agreement with PaineWebber pursuant to which it agreed to purchase from PaineWebber a subordinated participation in the senior financing provided by PaineWebber to Ventures I and Ventures II for an aggregate purchase price equal to $16,239,296.

          Pursuant to the transactions contemplated by the Purchase Agreements, IFGP acquired 100% of the common stock of NPI Inc. for an aggregate purchase price of $1,000,000 from Michael L. Ashner, Martin Lifton, Arthur N. Queler and certain of their respective family members and AP-NPI II, L.P., a Delaware limited partnership. NPI Inc. owns all of the outstanding common stock of NPI Equity Investments II, Inc., a Florida corporation ("NPI Equity"), which controls Fox Realty Investors, a California general partnership ("FRI") and Fox Capital Management Corporation, a California corporation ("FCMC"). FRI and FCMC control Fox Partners, the general partner of the Registrant. Upon the Closing, the officers and directors of NPI Inc., NPI Equity and FCMC resigned and Insignia caused new officers and directors of each of those entities to be elected.

          Pursuant to the transactions contemplated by the Purchase Agreements, Insignia LLC purchased from Ventures I, QAL and QALA II 25,710.5000 Units of the Registrant, constituting approximately 34.3 % of the Units outstanding, for an aggregate purchase price of $6,695,866.

          All of the funds used in making the purchase were drawn under a revolving credit facility established by a syndicate of lenders for the benefit of Insignia, with First Union National Bank of South
Carolina as Administrative Agent and Lehman Commercial Paper, Inc. as Syndication Agent.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

Exhibit No.                             Exhibit

2.1       Partnership Units Purchase Agreement dated as of August 17,
          1995 among Insignia, Insignia LLC, Riverside, Ventures I, Ventures II, QAL, QALA II and the other parties named therein.(1)

2.2       Management Purchase Agreement dated as of August 17, 1995
          among Insignia, Insignia Management Corporation, Insignia Management Group, L.P., Insignia LLC, and the other parties
          named therein.                                              (2)

2.3       Stock Purchase Agreement dated as of August 17, 1995 among
          Insignia, IFGP and the other parties named therein.         (3)

2.4       Limited Liability Company Agreement of Riverside, dated as of
          August 17, 1995 between Insignia LLC and QALA V.            (4)

2.5 Master Indemnity Agreement dated as of August 17, 1995 among Insignia, Insignia LLC, Insignia Management Corporation, Insignia Management Group, L.P., Riverside, and the other
          parties named therein.                                      (5)

99.1      Press Release                                               (6)

__________________________________________
(1) Incorporated by reference to Exhibit 2.1 to Form 8-K filed by Insignia with the Securities and Exchange Commission on September 1, 1995.

(2) Incorporated by reference to Exhibit 2.2 to Form 8-K filed by Insignia with the Securities and Exchange Commission on September 1, 1995.

(3) Incorporated by reference to Exhibit 2.3 to Form 8-K filed by Insignia with the Securities and Exchange Commission on September 1, 1995.

(4) Incorporated by reference to Exhibit 2.4 to Form 8-K filed by Insignia with the Securities and Exchange Commission on September 1, 1995.

(5) Incorporated by reference to Exhibit 2.5 to Form 8-K filed by Insignia with the Securities and Exchange Commission on September 1, 1995.

(6)  Incorporated by reference to Exhibit E to the Amendment Number 1 to
     Schedule 13D filed by Insignia with the Securities and Exchange Commission on January 30, 1996 with respect to Insignia's ownership interest in National Property Investors II.

                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTURY PROPERTIES FUND XVII

                                   By:  Fox Partners,
                                        its general partner

                                   By:  Fox Capital Management
                                        Corporation,
                                        its general partner


Date:  February 5, 1996            By:  /s/ John K. Lines
                                        John K. Lines
                                        Vice President and Secretary